Exhibit 99.13

BEAR STEARNS
                                         BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                           383 MADISON AVENUE
                                                                   SUITE 2700
                                                     NEW YORK, NEW YORK 10179
                                                                 212-272-4009


DATE:           March 28, 2002

TO: Bear Stearns Asset Backed Securities Trust 2002-1, Bank One, National Association, as Trustee

ATTENTION:      Sandra Whalen
                Vice President
TELEPHONE:      212-373-1184
FACSIMILE:      212-373-1383

FROM:           Derivatives Documentation
TELEPHONE:      212-272-2711
FACSIMILE:      212-272-9857

SUBJECT:        Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNCC4758-FXNCC4761

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the " Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Bear Stearns Asset Backed Securities Trust 2002-1, a trust organized under the laws of New York ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA DEFINITIONS (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:               Rate Cap

     Notional Amount:                   For each Calculation Period the

                                        Notional Amount shall equal the lesser
                                        of:

                                        (i)  the Notional Amount for the
                                             applicable Calculation Period, as
                                             detailed in the Schedule of
                                             Notional Amounts and Cap Rates
                                             attached hereto, and

                                        (ii) the outstanding Certificate
                                             Principal Balance (as defined in
                                             the Transaction documents) of the
                                             Reference Note as of the first day
                                             of the Calculation Period after
                                             giving effect to Principal Payments
                                             (as defined in the Transaction
                                             documents) made on such date (or,
                                             if Principal Payments on the
                                             Reference Note are not made on such
                                             date, as of the close of business
                                             on the next business on which such
                                             remittances are made.)


     Reference Note:                    Bear Stearns Asset Backed Securities
                                        Trust 2002-1, Series 2002-1, Class B,
                                        with an Original Certificate Principal
                                        Balance equal to USD 13,325,000.

    Trade Date:                         March 28, 2002

    Effective Date:                     March 28, 2002

    Termination Date:                   June 25 2012, subject to adjustment in
                                        accordance with the Business Day
                                        Convention.

    FIXED AMOUNT (PREMIUM):

          Fixed Rate Payer:             Counterparty

          Fixed Rate Payer
          Payment Date:March 28, 2002

          Fixed Amount:USD 1,102,306

     FLOATING AMOUNTS:

          Floating Rate Payer:          BSFP

          Cap Rate:                     With respect to any Calculation
                                        Period the Cap Rate set forth for such
                                        period in the Schedule of Notional
                                        Amounts and Cap Rates, attached hereto.

          Floating Rate Payer
          Period                        End Dates: The 25th calendar day of
                                        each month during the Term of this
                                        Transaction, commencing April 25, 2002
                                        and ending on the Termination Date,
                                        subject to adjustment in accordance with the Business Day Convention.

          Floating Rate Payer
          Payment Dates:                Early Payment shall be applicable.
                                        One Business Day preceding each Floating
                                        Rate Payer Period End Date.

          Floating Rate Option: USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 8.75% then the Floating Rate Option for such Calculation Period shall be deemed equal to 8.75%.

          Designated Maturity:          One month

          Floating Rate Day
          Count Fraction:               Actual/360

          Reset Dates:                  The first day of each Calculation Period

          Compounding: Inapplicable

       Business Days:                   New York and London

       Business Day Convention:         Modified Following

       Calculation Agent:               BSFP

3. Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

2) On the first day of each Calculation Period, the Trustee shall provide BSFP with a report indicating the Certificate Principal Balance of the Reference Note as of such date.

4.       Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) TERMINATION PROVISIONS. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement:

          (i)  Market Quotation will apply.

          (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) [Reserved]

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER          FORM/DOCUMENT/                     DATE BY WHICH TO
DOCUMENT                           CERTIFICATE                        BE DELIVERED

BSFP and the                       Any document required or           Promptly after the earlier
Counterparty                       reasonably requested to allow      of (i) reasonable demand
                                   the other party to make            by either party or (ii)
                                   payments under this                learning that such form or
                                   Agreement without any              document is required
                                   deduction or withholding for
                                   or on the account of any Tax
                                   or with such deduction or
                                   withholding at a reduced rate


(2) Other documents to be delivered are:


PARTY REQUIRED TO        FORM/DOCUMENT/                  DATE BY WHICH TO              COVERED BY SECTION 3(D)
DELIVER DOCUMENT         CERTIFICATE                     BE DELIVERED                  REPRESENTATION

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any Confirmation,
                         as the case may be

6) MISCELLANEOUS. Miscellaneous

(a)  Address for Notices: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to BSFP:

             Address:     383 Madison Avenue, New York, New York  10179
             Attention:   DPC Manager - Suite 2700
             Facsimile:   (212) 272-5823

     with a copy to:

            Address:      One Metrotech Center North, Brooklyn, New York 11201
            Attention:    Derivative Operations - 7th Floor
            Facsimile:    (212) 272-1634

           (For all purposes)

     Address for notices or communications to the Counterparty:

           Address:        Bank One National Association
                           153 West 51st Street
                           New York, NY 10019
           Attention:      Sandra Whalen
                           Vice President
           Facsimile:      212-373-1383
           Phone:          212-373-1184

           (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c):

                 BSFP appoints as its
                 Process Agent:            Not Applicable

                 The Counterparty appoints as its
                 Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     BSFP is not a Multibranch Party.

     The  Counterparty is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is BSFP.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The  Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, PROVIDED that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

          "(g) RELATIONSHIP BETWEEN PARTIES.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) EVALUATION AND UNDERSTANDING.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) PURPOSE. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

PRINCIPAL. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:    PAYMENTS TO BSFP:
                                Citibank, N.A., New York
                                ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                                Sub-account  Number: 102-04654-1-3
                                Attention: Derivatives Department

                                PAYMENTS TO COUNTERPARTY:
                                [Please provide]


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact SONYA NUGENT by telephone at 212-272-8273. For all other inquiries please contact NICHOLA MURDOCH by telephone at 353-1-402-6224. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ TIM MURRAY
       --------------------------------------
       Name:  Tim Murray
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

BEAR STEARNS ASSET BACKED SECURITIES TRUST 2002-1
By:   Bank One, National Association,
      as Trustee


By:    /s/ SANDRA WHALEN
       --------------------------------------
       Name:  Sandra Whalen
       Title: Vice President


                                                      SCHEDULE OF NOTIONAL AMOUNTS AND CAP RATES
                                   (all such dates subject to adjustment in accordance with the Business Day Convention)


     FROM AND INCLUDING           TO BUT EXCLUDING             APPLICABLE NOTIONAL AMOUNT               APPLICABLE CAP RATE
     ------------------           ----------------             --------------------------               -------------------
                                                                          (USD)                                 (%)
       Effective Date                 25-Apr-02                       13,406,000.00                            4.500
          25-Apr-02                   25-May-02                       13,406,000.00                            4.500
          25-May-02                   25-Jun-02                       13,406,000.00                            4.500
          25-Jun-02                   25-Jul-02                       13,406,000.00                            4.500
          25-Jul-02                   25-Aug-02                       13,406,000.00                            4.500
          25-Aug-02                   25-Sep-02                       13,406,000.00                            4.500
          25-Sep-02                   25-Oct-02                       13,406,000.00                            4.500
          25-Oct-02                   25-Nov-02                       13,406,000.00                            4.500
          25-Nov-02                   25-Dec-02                       13,406,000.00                            4.500
          25-Dec-02                   25-Jan-03                       13,406,000.00                            4.500
          25-Jan-03                   25-Feb-03                       13,406,000.00                            4.500
          25-Feb-03                   25-Mar-03                       13,406,000.00                            4.500
          25-Mar-03                   25-Apr-03                       13,406,000.00                            4.500
          25-Apr-03                   25-May-03                       13,406,000.00                            4.000
          25-May-03                   25-Jun-03                       13,406,000.00                            4.000
          25-Jun-03                   25-Jul-03                       13,406,000.00                            4.000
          25-Jul-03                   25-Aug-03                       13,406,000.00                            4.000
          25-Aug-03                   25-Sep-03                       13,406,000.00                            4.000
          25-Sep-03                   25-Oct-03                       13,406,000.00                            4.000
          25-Oct-03                   25-Nov-03                       13,406,000.00                            4.000
          25-Nov-03                   25-Dec-03                       13,406,000.00                            4.000
          25-Dec-03                   25-Jan-04                       13,406,000.00                            4.000
          25-Jan-04                   25-Feb-04                       13,406,000.00                            4.000
          25-Feb-04                   25-Mar-04                       13,406,000.00                            4.000
          25-Mar-04                   25-Apr-04                       13,406,000.00                            4.000
          25-Apr-04                   25-May-04                       13,406,000.00                            4.000
          25-May-04                   25-Jun-04                       13,406,000.00                            4.000
          25-Jun-04                   25-Jul-04                       13,406,000.00                            4.000
          25-Jul-04                   25-Aug-04                       13,406,000.00                            4.000
          25-Aug-04                   25-Sep-04                       13,406,000.00                            4.000
          25-Sep-04                   25-Oct-04                       13,406,000.00                            4.000
          25-Oct-04                   25-Nov-04                       13,406,000.00                            4.600
          25-Nov-04                   25-Dec-04                       13,406,000.00                            4.600
          25-Dec-04                   25-Jan-05                       13,406,000.00                            4.600
          25-Jan-05                   25-Feb-05                       13,406,000.00                            4.600
          25-Feb-05                   25-Mar-05                       13,406,000.00                            4.600
          25-Mar-05                   25-Apr-05                       13,406,000.00                            4.600
          25-Apr-05                   25-May-05                       13,406,000.00                            4.600
          25-May-05                   25-Jun-05                       13,406,000.00                            4.600
          25-Jun-05                   25-Jul-05                       13,303,859.07                            4.600
          25-Jul-05                   25-Aug-05                       13,063,067.79                            4.600
          25-Aug-05                   25-Sep-05                       12,826,424.09                            4.600
          25-Sep-05                   25-Oct-05                       12,593,841.17                            4.600
          25-Oct-05                   25-Nov-05                       12,365,267.89                            4.600
          25-Nov-05                   25-Dec-05                       12,140,636.68                            4.600
          25-Dec-05                   25-Jan-06                       11,919,750.47                            4.600
          25-Jan-06                   25-Feb-06                       11,702,678.87                            4.600
          25-Feb-06                   25-Mar-06                       11,489,357.54                            4.600
          25-Mar-06                   25-Apr-06                       11,279,723.18                            4.600
          25-Apr-06                   25-May-06                       11,073,649.98                            4.600
          25-May-06                   25-Jun-06                       10,871,142.51                            4.600
          25-Jun-06                   25-Jul-06                       10,672,025.31                            4.600
          25-Jul-06                   25-Aug-06                       10,476,358.23                            4.600
          25-Aug-06                   25-Sep-06                       10,284,082.93                            4.600
          25-Sep-06                   25-Oct-06                       10,095,135.19                            4.600
          25-Oct-06                   25-Nov-06                        9,909,465.74                            4.600
          25-Nov-06                   25-Dec-06                        9,727,019.15                            4.600
          25-Dec-06                   25-Jan-07                        9,547,740.89                            4.600
          25-Jan-07                   25-Feb-07                        9,371,577.34                            4.600
          25-Feb-07                   25-Mar-07                        9,198,475.78                            4.600
          25-Mar-07                   25-Apr-07                        9,028,384.37                            4.600
          25-Apr-07                   25-May-07                        8,861,252.15                            4.600
          25-May-07                   25-Jun-07                        8,697,028.99                            4.600
          25-Jun-07                   25-Jul-07                        8,535,665.62                            4.600
          25-Jul-07                   25-Aug-07                        8,377,113.56                            4.600
          25-Aug-07                   25-Sep-07                        8,221,325.18                            4.600
          25-Sep-07                   25-Oct-07                        8,068,253.62                            4.600
          25-Oct-07                   25-Nov-07                        7,917,852.81                            4.600
          25-Nov-07                   25-Dec-07                        7,770,077.45                            4.600
          25-Dec-07                   25-Jan-08                        7,624,883.01                            4.600
          25-Jan-08                   25-Feb-08                        7,482,225.69                            4.600
          25-Feb-08                   25-Mar-08                        7,342,062.42                            4.600
          25-Mar-08                   25-Apr-08                        7,204,350.86                            4.600
          25-Apr-08                   25-May-08                        7,069,049.38                            4.600
          25-May-08                   25-Jun-08                        6,936,096.44                            4.600
          25-Jun-08                   25-Jul-08                        6,805,452.04                            4.600
          25-Jul-08                   25-Aug-08                        6,677,098.33                            4.600
          25-Aug-08                   25-Sep-08                        6,550,996.36                            4.600
          25-Sep-08                   25-Oct-08                        6,427,107.84                            4.600
          25-Oct-08                   25-Nov-08                        6,305,395.11                            4.600
          25-Nov-08                   25-Dec-08                        6,185,821.15                            4.600
          25-Dec-08                   25-Jan-09                        6,068,349.54                            4.600
          25-Jan-09                   25-Feb-09                        5,952,944.50                            4.600
          25-Feb-09                   25-Mar-09                        5,839,570.84                            4.600
          25-Mar-09                   25-Apr-09                        5,728,193.94                            4.600
          25-Apr-09                   25-May-09                        5,618,779.79                            4.600
          25-May-09                   25-Jun-09                        5,511,294.93                            4.600
          25-Jun-09                   25-Jul-09                        5,405,706.46                            4.600
          25-Jul-09                   25-Aug-09                        5,283,101.56                            4.600
          25-Aug-09                   25-Sep-09                        5,149,409.08                            4.600
          25-Sep-09                   25-Oct-09                        5,018,079.27                            4.600
          25-Oct-09                   25-Nov-09                        4,889,071.79                            4.600
          25-Nov-09                   25-Dec-09                        4,762,347.01                            4.600
          25-Dec-09                   25-Jan-10                        4,637,865.94                            4.600
          25-Jan-10                   25-Feb-10                        4,515,590.25                            4.600
          25-Feb-10                   25-Mar-10                        4,395,482.26                            4.600
          25-Mar-10                   25-Apr-10                        4,277,504.93                            4.600
          25-Apr-10                   25-May-10                        4,161,621.82                            4.600
          25-May-10                   25-Jun-10                        4,047,797.12                            4.600
          25-Jun-10                   25-Jul-10                        3,935,995.62                            4.600
          25-Jul-10                   25-Aug-10                        3,826,182.68                            4.600
          25-Aug-10                   25-Sep-10                        3,718,324.28                            4.600
          25-Sep-10                   25-Oct-10                        3,612,386.94                            4.600
          25-Oct-10                   25-Nov-10                        3,508,337.76                            4.600
          25-Nov-10                   25-Dec-10                        3,406,144.38                            4.600
          25-Dec-10                   25-Jan-11                        3,305,775.00                            4.600
          25-Jan-11                   25-Feb-11                        3,207,198.34                            4.600
          25-Feb-11                   25-Mar-11                        3,110,383.66                            4.600
          25-Mar-11                   25-Apr-11                        3,015,300.71                            4.600
          25-Apr-11                   25-May-11                        2,921,919.79                            4.600
          25-May-11                   25-Jun-11                        2,830,211.67                            4.600
          25-Jun-11                   25-Jul-11                        2,740,147.62                            4.600
          25-Jul-11                   25-Aug-11                        2,651,699.40                            4.600
          25-Aug-11                   25-Sep-11                        2,564,839.23                            4.600
          25-Sep-11                   25-Oct-11                        2,479,539.81                            4.600
          25-Oct-11                   25-Nov-11                        2,395,774.31                            4.600
          25-Nov-11                   25-Dec-11                        2,313,516.32                            4.600
          25-Dec-11                   25-Jan-12                        2,232,739.91                            4.600
          25-Jan-12                   25-Feb-12                        2,153,419.56                            4.600
          25-Feb-12                   25-Mar-12                        2,075,530.20                            4.600
          25-Mar-12                   25-Apr-12                        1,999,047.17                            4.600
          25-Apr-12                   25-May-12                        1,923,946.23                            4.600
          25-May-12               Termination Date                     1,850,203.56                            4.600